SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                                  May 28, 2002

                Date of Report (Date of earliest event reported)

                          Collins & Aikman Corporation

             (Exact name of registrant as specified in its charter)


           Delaware                       1-10218                13-3489233
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

                    5755 New King Court, Troy, Michigan 48098

               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (248) 824-2500

                                 Not Applicable

          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     Collins & Aikman Corporation (the "Company") has completed a one-for-2.5 reverse stock split of its common stock. The reverse stock split, which was approved by the Company's stockholders at the annual meeting of stockholders held on May 16, 2002, became effective as of the close of business on May 28, 2002 after the stockholders of record were established for the distribution of one stock purchase right for each common share held as of May 28, 2002. The Company filed the Certificate of Amendment of Amended and Restated Certificate of Incorporation on May 28, 2002, a copy of which is attached to this report as
Exhibit 3.5.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

          3.5 Certificate of Amendment of Amended and Restated Certificate of Incorporation








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated:  May 29, 2002

                                     COLLINS & AIKMAN CORPORATION



                            By:    /s/ Ronald T. Lindsay
                                   ---------------------------------------------
                                   Name: Ronald T. Lindsay
                                   Title:  Senior Vice President,
                                           General Counsel and Secretary







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